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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


To Elcom International, Inc.:

         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-00362.



ARTHUR ANDERSEN LLP



Boston, Massachusetts
March 21, 1997